AMENDMENT NO. [     ]
TO THE FIRST RESTATED
MASTER DISTRIBUTION PLAN
(Class A Shares)
     The First Restated Master Distribution Plan (the “Plan”), dated as of August 18, 2003, and as subsequently amended, and as restated the 20th day of September, 2006, pursuant to Rule 12b-1, is hereby amended, effective February ___, 2010, as follows:
          WHEREAS, the parties desire to amend the Plan to add the following new portfolios: Invesco International Growth Equity Fund, Invesco Large Cap Relative Value Fund, Invesco Municipal Fund, Invesco U.S. Mid Cap Value Fund, Invesco U.S. Small Cap Value Fund, Invesco U.S. Small/Mid Cap Value Fund and Invesco Value II Fund;
     NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:
“SCHEDULE A
TO
FIRST RESTATED
MASTER DISTRIBUTION PLAN
(CLASS A SHARES)
(DISTRIBUTION AND SERVICE FEES)
     The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class A Shares of each Portfolio designated below, a Distribution Fee* and a Service Fee determined by applying the annual rate set forth below as to the Class A Shares of each Portfolio to the average daily net assets of the Class A Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class A Shares of the Portfolio.
AIM COUNSELOR SERIES TRUST

	Minimum
	Asset
	Based	Maximum	Maximum
	Sales	Service	Aggregate
	Charge	Fee	Fee
Portfolio — Class A Shares
AIM Core Plus Bond Fund	0.00%	0.25%	0.25%
AIM Floating Rate Fund	0.00%	0.25%	0.25%
AIM Multi-Sector Fund	0.00%	0.25%	0.25%
AIM Select Real Estate Income Fund	0.00%	0.25%	0.25%
AIM Structured Core Fund	0.00%	0.25%	0.25%
AIM Structured Growth Fund	0.00%	0.25%	0.25%
AIM Structured Value Fund	0.00%	0.25%	0.25%
Invesco Large Cap Relative Value Fund	0.00%	0.25%	0.25%
AIM EQUITY FUNDS

	Minimum
	Asset
	Based	Maximum	Maximum
	Sales	Service	Aggregate
	Charge	Fee	Fee
Portfolio — Class A Shares
AIM Capital Development Fund	0.00%	0.25%	0.25%
AIM Charter Fund	0.00%	0.25%	0.25%
AIM Constellation Fund	0.00%	0.25%	0.25%
AIM Diversified Dividend Fund	0.00%	0.25%	0.25%
AIM Large Cap Basic Value Fund	0.00%	0.25%	0.25%

	Minimum
	Asset
	Based	Maximum	Maximum
	Sales	Service	Aggregate
	Charge	Fee	Fee
AIM Large Cap Growth Fund	0.00%	0.25%	0.25%
AIM Summit Fund	0.00%	0.25%	0.25%
AIM FUNDS GROUP

	Minimum
	Asset
	Based	Maximum	Maximum
	Sales	Service	Aggregate
	Charge	Fee	Fee
Portfolio — Class A Shares
AIM Basic Balanced Fund	0.00%	0.25%	0.25%
AIM European Small Company Fund	0.00%	0.25%	0.25%
AIM Global Core Equity Fund	0.00%	0.25%	0.25%
AIM International Small Company Fund	0.00%	0.25%	0.25%
AIM Mid Cap Basic Value Fund	0.00%	0.25%	0.25%
AIM Select Equity Fund	0.00%	0.25%	0.25%
AIM Small Cap Equity Fund	0.00%	0.25%	0.25%
AIM GROWTH SERIES

	Minimum
	Asset
	Based	Maximum	Maximum
	Sales	Service	Aggregate
	Charge	Fee	Fee
Portfolio — Class A Shares
AIM Balanced-Risk Retirement Now Fund	0.00%	0.25%	0.25%
AIM Balanced-Risk Retirement 2010 Fund	0.00%	0.25%	0.25%
AIM Balanced-Risk Retirement 2020 Fund	0.00%	0.25%	0.25%
AIM Balanced-Risk Retirement 2030 Fund	0.00%	0.25%	0.25%
AIM Balanced-Risk Retirement 2040 Fund	0.00%	0.25%	0.25%
AIM Balanced-Risk Retirement 2050 Fund	0.00%	0.25%	0.25%
AIM Basic Value Fund	0.00%	0.25%	0.25%
AIM Conservative Allocation Fund	0.00%	0.25%	0.25%
AIM Global Equity Fund	0.00%	0.25%	0.25%
AIM Growth Allocation Fund	0.00%	0.25%	0.25%
AIM Income Allocation Fund	0.00%	0.25%	0.25%
AIM International Allocation Fund	0.00%	0.25%	0.25%
AIM Mid Cap Core Equity Fund	0.00%	0.25%	0.25%
AIM Moderate Allocation Fund	0.00%	0.25%	0.25%
AIM Moderate Growth Allocation Fund	0.00%	0.25%	0.25%
AIM Moderately Conservative Allocation Fund	0.00%	0.25%	0.25%
AIM Small Cap Growth Fund	0.00%	0.25%	0.25%
AIM INTERNATIONAL MUTUAL FUNDS

	Minimum
	Asset
	Based	Maximum	Maximum
	Sales	Service	Aggregate
	Charge	Fee	Fee
Portfolio — Class A Shares
AIM Asia Pacific Growth Fund	0.00%	0.25%	0.25%
AIM European Growth Fund	0.00%	0.25%	0.25%
AIM Global Growth Fund	0.00%	0.25%	0.25%
AIM Global Small & Mid Cap Growth Fund	0.00%	0.25%	0.25%
AIM International Core Equity Fund	0.00%	0.25%	0.25%
AIM International Growth Fund	0.00%	0.25%	0.25%

AIM INVESTMENT FUNDS

	Minimum
	Asset
	Based	Maximum	Maximum
	Sales	Service	Aggregate
	Charge	Fee	Fee
Portfolio — Class A Shares
AIM Balanced-Risk Allocation Fund	0.00%	0.25%	0.25%
AIM China Fund	0.00%	0.25%	0.25%
AIM Developing Markets Fund	0.00%	0.25%	0.25%
AIM Global Health Care Fund	0.00%	0.25%	0.25%
AIM International Total Return Fund	0.00%	0.25%	0.25%
AIM Japan Fund	0.00%	0.25%	0.25%
AIM LIBOR Alpha Fund	0.00%	0.25%	0.25%
AIM Trimark Endeavor Fund	0.00%	0.25%	0.25%
AIM Trimark Fund	0.00%	0.25%	0.25%
AIM Trimark Small Companies Fund	0.00%	0.25%	0.25%
Invesco International Growth Equity Fund	0.00%	0.25%	0.25%
AIM INVESTMENT SECURITIES FUNDS

	Minimum
	Asset
	Based	Maximum	Maximum
	Sales	Service	Aggregate
	Charge	Fee	Fee
Portfolio — Class A Shares

AIM Core Bond Fund	0.00%	0.25%	0.25%
AIM Dynamics Fund	0.00%	0.25%	0.25%
AIM Global Real Estate Fund	0.00%	0.25%	0.25%
AIM High Yield Fund	0.00%	0.25%	0.25%
AIM Income Fund	0.00%	0.25%	0.25%
AIM Municipal Bond Fund	0.00%	0.25%	0.25%
AIM Real Estate Fund	0.00%	0.25%	0.25%
AIM Short Term Bond Fund	0.00%	0.25%	0.25%
AIM U.S. Government Fund	0.00%	0.25%	0.25%

Portfolio — Class A2 Shares

AIM Limited Maturity Treasury Fund	0.00%	0.15%	0.15%
AIM SECTOR FUNDS

	Minimum
	Asset
	Based	Maximum	Maximum
	Sales	Service	Aggregate
	Charge	Fee	Fee
Portfolio — Class A Shares
AIM Energy Fund	0.00%	0.25%	0.25%
AIM Financial Services Fund	0.00%	0.25%	0.25%
AIM Gold & Precious Metals Fund	0.00%	0.25%	0.25%
AIM Leisure Fund	0.00%	0.25%	0.25%
AIM Technology Fund	0.00%	0.25%	0.25%
AIM Utilities Fund	0.00%	0.25%	0.25%
Invesco U.S. Mid Cap Value Fund	0.00%	0.25%	0.25%
Invesco U.S. Small Cap Value Fund	0.00%	0.25%	0.25%
Invesco U.S. Small/Mid Cap Value Fund	0.00%	0.25%	0.25%
Invesco Value II Fund	0.00%	0.25%	0.25%

AIM TAX-EXEMPT FUNDS

	Minimum
	Asset
	Based	Maximum	Maximum
	Sales	Service	Aggregate
	Charge	Fee	Fee
Portfolio — Class A Shares
AIM High Income Municipal Fund	0.00%	0.25%	0.25%
AIM Tax-Exempt Cash Fund	0.00%	0.10%	0.10%
Invesco Municipal Fund	0.00%	0.25%	0.25%

*	The Distribution Fee is payable apart from the sales charge, if any, as stated in the current prospectus for the applicable Portfolio (or Class thereof).”
All other terms and provisions of the Plan not amended herein shall remain in full force and effect.
     Dated: February ___, 2010

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